SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 10, 2000
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
          --------                      -----                    ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


       1501 North Hamilton Street
           Richmond, Virginia                                23230
           ------------------                                -----
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (804) 359-9311


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                                EXPLANATORY NOTE

The purpose of this Admendment to the current report on Form 8-K dated August 10, 2000 is solely to correct certain typographical errors contained in that report.

Item 5.      Other Events.

             The press releases issued by the Registrant on August 10, 2000 attached hereto as Exhibit 99.1 and 99.2 are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

             No.               Description
             ---               -----------

             99.1       Press Release Reporting Fiscal Year Earnings.*

             99.2       Press Release Announcing Quarterly Dividend.*

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*Filed Herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNIVERSAL CORPORATION
                                      (Registrant)



Date:  August 11, 2000           By: /s/ George C. Freeman, III
                                    --------------------------------------------
                                     George C. Freeman, III
                                     Assistant Secretary

                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

  99.1                    Press Release Reporting Fiscal Year Earnings.*

  99.2                    Press Release Announcing Quarterly Dividend.*

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*Filed Herewith